UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 22, 2026, Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), entered into an asset purchase and sale agreement (the “PSA”) among Parallax Energy Operating Inc., a corporation existing under the laws of the Province of Alberta (“Seller”), NOG Energy Canada, Ltd., a corporation existing under the laws of the Province of Alberta and a wholly owned subsidiary of the Company (“Purchaser”), and, for certain limited purposes, the Company pursuant to which Purchaser agreed to acquire from Seller (the “Parallax Acquisition”) certain oil and gas properties, interests and related assets (the “Assets”) for an unadjusted aggregate purchase price of CA$237.0 million in cash (the “Cash Consideration”), plus a number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), having an aggregate dollar value equal to the United States dollar equivalent (as of the business day immediately preceding closing of the Parallax Acquisition (the “Closing”)) of CA$113.0 million based on a per share value calculated in accordance with the PSA (such shares, the “Stock Consideration”), subject to certain customary purchase price adjustments. Pursuant to the PSA, at Closing, the Company and Seller will also enter into a Contingent Consideration Agreement (as defined in the PSA) pursuant to which the Company may owe additional contingent consideration of CA$25.0 million (“the “Contingent Consideration”) if the arithmetic average of the daily settlement price for the NYMEX WTI crude oil prompt month contract exceeds a specified price from April 1, 2026 through December 31, 2027. If the Contingent Consideration becomes due and payable by the Company to Parallax, the Company may elect, subject to certain limitations, to satisfy all or a portion of such Contingent Consideration in Common Stock of the Company, with any remainder payable in cash. Pursuant to the PSA, on the execution date thereof, Purchaser deposited CA$37.5 million (the “Acquisition Deposit”) into an escrow account, which will be credited toward the Cash Consideration payable at the Closing. If the PSA is terminated in accordance with its terms and conditions, the Acquisition Deposit will be disbursed to Purchaser or Seller as provided in the PSA. The PSA contains customary representations and warranties, covenants and indemnification provisions and has an effective date of April 1, 2026.

The obligations of the parties to complete the transactions contemplated by the PSA are subject to the satisfaction or waiver of customary closing conditions set forth in the PSA.

Pursuant to the PSA, in connection with the Closing, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with Seller pursuant to which the Company will agree to prepare and file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement, or a prospectus supplement to an existing registration statement, on Form S-3ASR, covering the resale of the Stock Consideration no later than the later to occur of (x) the first business day following the Closing and (y) three business days after receipt of a completed customary questionnaire from Seller (subject to certain conditions and exceptions). The form of the Registration Rights Agreement is attached to the PSA as Schedule H thereto.

The foregoing description of the PSA, including the Form of Registration Rights Agreement which is attached as Schedule H thereto, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the PSA, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The PSA has been included with this Current Report on Form 8-K (this “Report”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, Purchaser, Seller or the Assets. The representations, warranties, covenants and agreements contained in the PSA, which are made only for purposes of the PSA and as of specific dates, are solely for the benefit of the parties to the PSA, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the PSA instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Purchaser, Seller or the Assets. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the PSA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The description set forth under Item 1.01 above of the issuance of the Stock Consideration pursuant to the PSA and the terms thereof is incorporated herein by reference. The Stock Consideration will be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The information contained in this Report is not an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 7.01	Regulation FD Disclosure.

On May 26. 2026, the Company issued a press release regarding the Parallax Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished in this Report pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Asset Purchase and Sale Agreement, dated May 22, 2026, among Parallax Energy Operating Inc., NOG Energy Canada, Ltd. and, for certain limited purposes, Northern Oil and Gas, Inc.

99.1	Press Release, dated May 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request. Certain personally identifiable information has also been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN OIL AND GAS, INC.

By:	/s/ Erik J. Romslo
Erik J. Romslo
Chief Legal Officer and Secretary

Dated: May 26, 2026